UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 13, 2007 (March 7, 2007)
Date of Report
(Date of earliest event reported)

EV Energy Partners, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33024	20-4745690
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2007, EnerVest Production Partners, Ltd., a partnership that is wholly owned by a subsidiary of EV Energy Partners, L.P., entered into a definitive purchase and sale agreement with EnerVest Monroe Limited Partnership, EnerVest Monroe Pipeline, Ltd. and EnerVest Monroe Gathering, Ltd. (collectively, the “Sellers”) to acquire certain oil and gas properties and related assets in the Monroe Field in Louisiana from Sellers for a total purchase price of $96 million. The acquisition, which is expected to close by mid-April 2007, is subject to customary closing conditions and purchase price adjustments. The foregoing description of the acquisition is not complete and is qualified in its entirety by reference to the full text of the purchase and sale agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release announcing the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 7.01. Regulation FD Disclosure.

On March 7, 2007, the Partnership issued a press release announcing that John B. Walker, Chairman and CEO, and Michael E. Mercer, Senior Vice President and CFO, will speak at the Sixth Annual Master Limited Partnership Investor Conference in New York, NY on March 8, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. A copy of the presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated into this Item 7.01 by reference.

Item 8.01. Other Events.

On March 7, 2007, EV Energy Partners, L.P. issued a press release announcing that it has expanded its commodity hedging program, including a significant increase in natural gas hedges through 2009. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*
Purchase and Sale Agreement by and among EnerVest Production Partners, Ltd., EnerVest Monroe Limited Partnership, EnerVest Monroe Pipeline, Ltd, and EnerVest Monroe Gathering, Ltd. dated March 7, 2007.

99.1	Press Release dated March 7, 2007

99.2	EV Energy Partners, L.P. Presentation Materials - Master Limited Partnership Investor Conference.

* The schedules to this agreement has been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EV Energy Partners, L.P. will furnish a copy of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EV ENERGY PARTNERS, L.P. (Registrant)

By: EV Energy GP, L.P., its general partner

By: EV Management, L.L.C., its general partner

Date: March 13, 2007	By:	/s/ Michael E. Mercer
Michael E. Mercer Senior Vice President and Chief Financial Officer

  Exhibit Index

Exhibit No.	Description

2.1*
Purchase and Sale Agreement by and among EnerVest Production Partners, Ltd., EnerVest Monroe Limited Partnership, EnerVest Monroe Pipeline, Ltd, and EnerVest Monroe Gathering, Ltd. dated March 7, 2007.

99.1	Press Release dated March 7, 2007

99.2	EV Energy Partners, L.P. Presentation Materials - Master Limited Partnership Investor Conference.

* The schedules to this agreement has been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EV Energy Partners, L.P. will furnish a copy of such schedules to the Securities and Exchange Commission upon request.